Exhibit 99.1
_____________________ FAUQUIER BANKSHARES, INC. ANNUAL SHAREHOLDERS' MEETING Deeply rooted in our community. May 19, 2009

Safe Harbor Statement Today's presentations may include forward-looking statements. These statements represent the company's beliefs regarding future events that, by their nature, are uncertain and outside of the company's control. The company's actual results and financial condition may differ, possibly materially, from what is indicated in these forward- looking statements. For a discussion of some of the risks and factors that could affect the company's future results, please see the description of Risk Factors in our current annual report on Form 10-K for the year ended December 31, 2008. 2 FAUQUIER BANKSHARES, INC.

Financial Condition FAUQUIER BANKSHARES, INC. 3

Management Focus On Growth 4 FAUQUIER BANKSHARES, INC. Quality Growth Loan Portfolio Core Transaction Deposits Non-Interest Fee Income Wealth Management and Financial Planning

5 Total Assets as of December 31, except as noted FAUQUIER BANKSHARES, INC. Source: Fauquier Bankshares Financials * As of March 31, 2009

6 Loans, Net as of December 31, except as noted FAUQUIER BANKSHARES, INC. Source: Fauquier Bankshares Financials * As of March 31, 2009

7 Loan Portfolio Loan Portfolio Average Daily Balances for Twelve Months Ended December 31, 2008 FAUQUIER BANKSHARES, INC.

8 Non-Performing Assets as a Percentage of Total Loans and Repossessed Assets FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004) * As of March 31, 2009 - Peer Group data currently not available for first quarter Sources: BHC Performance Report and Fauquier Bankshares Financials

9 Loan Losses (Net of Recoveries) As a Percentage of Total Loans FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004) * As of March 31, 2009 (Not Annualized) - Peer Group data currently not available for first quarter Sources: BHC Performance Report and Fauquier Bankshares Financials

10 Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004) * As of March 31, 2009 - Peer Group data currently not available for first quarter Sources: BHC Performance Report and Fauquier Bankshares Financials FAUQUIER BANKSHARES, INC. Allowance for Loan Loss As a Percentage of Total Loans

Tangible Equity to Assets Ratio For Year Ended December 31, except as noted 11 FAUQUIER BANKSHARES, INC. * As of March 31, 2009 Source: Fauquier Bankshares Financials

12 Minimum Required: 4.00 Well Capitalized: 5.00 FAUQUIER BANKSHARES, INC. Leverage Ratio For Year Ended December 31, except as noted * As of March 31, 2009 Source: Fauquier Bankshares Financials

13 Tier 1 Risk-Based Capital Ratio For Year Ended December 31, except as noted Minimum Required: 4.00 Well Capitalized: 6.00 FAUQUIER BANKSHARES, INC. * As of March 31, 2009 Source: Fauquier Bankshares Financials

14 Minimum Required: 8.00 Well Capitalized: 10.00 Total Risk-Based Capital Ratio For Year Ended December 31, except as noted FAUQUIER BANKSHARES, INC. * As of March 31, 2009 Source: Fauquier Bankshares Financials

Deposit Portfolio FAUQUIER BANKSHARES, INC. Average Daily Balances for Twelve Months Ended December 31, 2008 15

16 Total Deposits For Year Ended December 31, except as noted FAUQUIER BANKSHARES, INC. * As of March 31, 2009 Source: Fauquier Bankshares Financials

FAUQUIER BANKSHARES, INC. 17

Negotiable Order of Withdrawal (NOW) (As a Percent of Average Assets) FAUQUIER BANKSHARES, INC. 18

19 Demand & NOW Deposits (As a Percent of Average Assets) FAUQUIER BANKSHARES, INC.

Financial Performance and Goals FAUQUIER BANKSHARES, INC. 20

21 Return on Average Equity (ROAE) FAUQUIER BANKSHARES, INC.

22 Net Income (ROAA) (As a Percent of Average Assets) FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004) * As of March 31, 2009 - Peer Group data currently not available for first quarter Sources: BHC Performance Report and Fauquier Bankshares Financials

Margin Analysis - Peer Comparison 23 FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004) * As of March 31, 2009 - Peer Group data currently not available for first quarter Sources: BHC Performance Report and Fauquier Bankshares Financials

Cost of Funds - Peer Comparison 24 FAUQUIER BANKSHARES, INC. Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004) * As of March 31, 2009 - Peer Group data currently not available for first quarter Sources: BHC Performance Report and Fauquier Bankshares Financials

Total Non-Interest Income As a Percent of Adjusted Operating Income (TE) FAUQUIER BANKSHARES, INC. 25 Peer Group - Bank Holding Companies with Consolidated Assets of $500MM - $1B (2008/2006) Peer Group - Bank Holding Companies with Consolidated Assets less than $500MM (2007/2005/2004) *As of March 31, 2009 - Peer Group data currently not available for first quarter Source: BHC Performance Report - excludes gains/losses on securities

26 Assets Under Management (At Market Value) FAUQUIER BANKSHARES, INC. * As of March 31, 2009 Source: Wealth Management Services Statement of Condition

Keys to Building Shareholder Value Maintain strong credit quality Build transaction account deposit base Consistently achieving our earnings per share (EPS) growth and return on average equity (ROAE) goals: - EPS Growth: 10% or greater annually - ROAE: 75th to 80th percentile of Federal Reserve peer group, usually 15.0% Consistent dividend growth FAUQUIER BANKSHARES, INC. 27

Buybacks and Dividends as a Percentage of Net Income 28 FAUQUIER BANKSHARES, INC.

29 Stock Total Return Performance Index Over Last Year Over Last Two Years Over Last Three Years Over Last Five Years Since Going Public (1997) FBSS (23.99%) (42.84%) (40.86%) (26.68%) 195.93% SNL Banks (48.55%) (62.70%) (59.22%) (54.34%) 1.08% SNL $250M - $500M (41.51%) (54.28%) (54.25%) (42.68%) 78.43% SNL $500M - $1B (33.21%) (48.08%) (46.98%) (29.72%) 102.2% FAUQUIER BANKSHARES, INC. Source: SNL Financial

30 Stock Total Return Performance FAUQUIER BANKSHARES, INC.

Stock Chart - Price/Tangible Book Value 31 FAUQUIER BANKSHARES, INC. Source: SNL Financial

32 Annual Meeting FAUQUIER BANKSHARES, INC.

33 Fauquier Bankshares Total Director Compensation FAUQUIER BANKSHARES, INC. Totals $297,765 $290,603 $293,725* $349,570 $332,143 * Includes $34,880 paid to Board Chairman for first five months of 2006 and was included as part of salary and benefit expense for 2006. Source: Proxy Statement